Contingencies, Commitments and Guarantees	12 Months Ended
Dec. 31, 2025
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Contingencies, Commitments and Guarantees

Note 31: Contingencies, Commitments and Guarantees

Lawsuits and legal claims

The Company is engaged in various legal proceedings, claims, audits and investigations that have arisen in the ordinary course of business. These matters include, but are not limited to, employment matters, commercial matters, privacy and data protection matters, defamation matters and intellectual property infringement matters. The outcome of all the matters against the Company is subject to future resolution, including uncertainties of litigation. Litigation outcomes are difficult to predict with certainty due to various factors, including but not limited to: the preliminary nature of some claims; uncertain damage theories and demands; an incomplete factual record; uncertainty concerning legal theories and procedures and their resolution by the courts, at both trial and appellate levels; and the unpredictable nature of opposing parties. Based on information currently known to the Company and after consultation with outside legal counsel, management believes that the ultimate resolution of any such matters, individually or in the aggregate, will not have a material adverse impact on the Company’s financial condition taken as a whole.

Uncertain tax positions

The Company is subject to taxation in numerous jurisdictions and is routinely under audit by many different taxing authorities in the ordinary course of business. There are many transactions and calculations during the course of business for which the ultimate tax determination is uncertain, as taxing authorities may challenge some of the Company’s positions and propose adjustments or changes to its tax filings.

As a result, the Company maintains provisions for uncertain tax positions that it believes appropriately reflect its risk. These provisions are made using the Company’s best estimates of the amount expected to be paid based on a qualitative assessment of all relevant factors. When appropriate, the Company performs an expected value calculation to determine its provisions. The Company reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax audits, it is possible that at some future date, liabilities resulting from such audits or related litigation could vary significantly from the Company’s provisions. However, based on currently enacted legislation, information currently known by the Company and after consultation with outside tax advisors, management believes that the ultimate resolution of any such matters, individually or in the aggregate, will not have a material adverse impact on the Company’s financial condition taken as a whole.

Prior to December 31, 2023, the Company paid $430 million of tax as required under notices of assessment issued by the U.K. tax authority, HM Revenue & Customs (“HMRC”), under the Diverted Profits Tax (“DPT”) regime that collectively related to the 2015, 2016, 2017 and 2018 taxation years of certain of its current and former U.K. affiliates. The Company does not believe these current and former U.K. affiliates fall within the scope of the DPT regime. Because the Company believes its position is supported by the weight of law, it intends to vigorously defend its position and will continue contesting these assessments through all available administrative and judicial remedies. As the assessments largely relate to businesses that the Company has sold, the majority are subject to indemnity arrangements under which the Company has been required to pay additional taxes to HMRC or the indemnity counterparty.

The Company does not believe that the resolution of these matters will have a material adverse effect on its financial condition taken as a whole. Payments made by the Company are not a reflection of its view on the merits of the case. As the Company expects to receive refunds of substantially all of the amounts paid pursuant to these notices of assessment, it has recorded substantially all of these payments as non-current receivables from HMRC or the indemnity counterparty, in its financial statements.

Guarantees

The Company has an investment in 3XSQ Associates, an entity jointly owned by a subsidiary of the Company and Rudin Times Square Associates LLC (“Rudin”), that owns and operates the 3 Times Square office building (“the building”) in New York, New York. In May 2025, 3XSQ Associates extended the maturity of its 3-year term loan facility from June 2025 for an additional 2 years to June 2027 and reduced the facility to $385 million from $415 million. The facility was obtained in 2022 to refinance existing debt, fund the building’s redevelopment, and cover interest and operating costs during the redevelopment period. The building is pledged as loan collateral. Thomson Reuters and Rudin each guarantee 50% of (i) certain principal loan amounts and (ii) interest and operating costs. Thomson Reuters and Rudin also jointly and severally guarantee (i) completion of commenced works and (ii) lender losses arising from disallowed acts, environmental or otherwise. To minimize economic exposure to 50% for the joint and several obligations, Thomson Reuters and a parent entity of Rudin entered into a cross-indemnification arrangement. The Company believes the value of the building is expected to be sufficient to cover obligations that could arise from the guarantees. The guarantees do not impact the Company’s ability to borrow funds under its $2.0 billion syndicated credit facility or the related covenant calculation.

Dispositions

In certain disposition agreements, the Company guarantees to the purchaser the recoverability of certain assets or limits on certain liabilities, including as in the “Uncertain tax positions” section above. The Company does not believe based upon current facts and circumstances described that additional payments in connection with these transactions would have a material adverse impact on the Company’s financial condition taken as a whole.

Unconditional purchase obligations

The Company has various obligations for technology, outsourcing and other services contracted in the ordinary course of business. The future unconditional purchase obligations as of December 31, 2025 and 2024 are as follows:

	December 31,
(millions of U.S. dollars)	2025	2024
Within 1 year	524	479
Between 1 and 2 years	456	267
Between 2 and 3 years	365	92
Between 3 and 4 years	321	34
Between 4 and 5 years	296	7
Later than 5 years	-	4
	1,962	883

The increase in unconditional purchase obligations as of December 31, 2025, compared to December 31, 2024, primarily reflects multi-year technology contracts entered into during the year.